UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

       Pursuant to Sec. 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): September 27, 2004


STRUCTURED ASSET SECURITIES CORPORATION (as Depositor under the Trust Agreement, dated as of February 1, 2004 providing for the issuance of Structured Adjustable Rate Mortgage Loan Trust Mortgage Pass-Through Certificates Series 2004-3AC)

                     STRUCTURED ASSET SECURITIES CORPORATION
             (Exact name of registrant as specified in its charter)


           Delaware                333-92140-41                74-2440850
(State or other jurisdiction       (Commission               (IRS Employer
     of incorporation)             File Number)           Identification No.)

                          745 Seventh Avenue, 7th Floor
                               New York, NY 10019
                    (Address of principal executive offices)

      Registrant's telephone number, including area code : (212) 526-7000

                                       N/A
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


     [] Written communications pursuant to Rule 425 under the Securities Act (17
        CFR 230.425)

     [] Soliciting  material  pursuant to Rule 14a-12(b)  under the Exchange Act
        (17 CFR 240.14a-12(b))

     [] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.1   Other Events.

     This current report on Form 8-K relates to the monthly distribution reported to the holders of Structured Adjustable Rate Mortgage Loan Trust Mortgage Pass-Through Certificates Series 2004-3AC pursuant to the terms of the Trust Agreement, dated as of February 1, 2004 among Structured Asset Securities Corporation, as depositor, Aurora Loan Services Inc., as master servicer, and JPMorgan Chase Bank, as trustee.

   On September 27, 2004 distributions were made to the Certificateholders. Specific information with respect to the distributions is filed as Exhibit 99.1.


Item 9.1 Financial Statements and Exhibits.

           (a) Not applicable

           (b) Not applicable

           (c) The following exhibit is filed as part of this report:

               Statement to Certificateholders on September 27, 2004 is filed as
               Exhibit 99.1 hereto.

Structured  Adjustable  Rate  Mortgage  Loan Trust
Mortgage Pass-Through  Certificates Series 2004-3AC
-----------------------------------------------------


SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              JPMORGAN CHASE BANK, not in its
                              individual capacity but solely as Trustee under the Agreement referred to herein

Date: September 28, 2004           By:    /s/  Diane E. Wallace
                                   --------------------------------------------
                             Name:   Diane E. Wallace
                            Title:   Assistant Vice President

                                 EXHIBIT INDEX

      Exhibit            Description

        99.1             Monthly Certificateholder Statement on
                         September 27, 2004

Exhibit 99.1
Monthly Certificateholder Statement on September 27, 2004


                 Structured Adjustable Rate Mortgage Loan Trust
               Mortgage Pass-Through Certificates Series 2004-3AC

                        Statement To Certificateholders
                                 September 27, 2004
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

-----------------------------------------------------------------------------------------------------------------------------------
                                  DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
              Original     Beginning                                                                                  Ending
                Face       Principal                                                       Realized      Deferred    Principal
Class          Value       Balance          Principal      Interest       Total            Losses        Interest     Balance
-----------------------------------------------------------------------------------------------------------------------------------
A1       598,773,000.00  535,711,285.45   13,646,933.96    2,205,344.79  15,852,278.75      0.00        0.00      522,064,351.49
A2       200,000,000.00  178,936,353.33    4,558,299.71      733,639.05   5,291,938.76      0.00        0.00      174,378,053.62
A3        12,000,000.00   10,736,181.20      273,497.98       44,018.34     317,516.32      0.00        0.00       10,462,683.22
B1        28,032,000.00   27,971,226.14       10,318.71      115,026.32     125,345.03      0.00        0.00       27,960,907.43
B2         8,193,000.00    8,175,237.43        3,015.88       33,619.10      36,634.98      0.00        0.00        8,172,221.55
B3         4,743,000.00    4,732,717.10        1,745.92       19,462.39      21,208.31      0.00        0.00        4,730,971.18
B4         4,743,000.00    4,732,717.10        1,745.92       19,462.39      21,208.31      0.00        0.00        4,730,971.18
B5         3,450,000.00    3,442,520.35        1,269.96       14,156.71      15,426.67      0.00        0.00        3,441,250.39
B6         2,590,851.00    2,585,233.98          953.70       10,631.28      11,584.98      0.00        0.00        2,584,280.28
R                100.00            0.00            0.00            0.00           0.00      0.00        0.00                0.00
P                  0.00            0.00            0.00       22,941.15      22,941.15      0.00        0.00                0.00
TOTALS   862,524,951.00  777,023,472.08   18,497,781.74    3,218,301.52  21,716,083.26      0.00        0.00      758,525,690.34

AX        17,088,485.00   12,935,988.15            0.00       53,145.35      53,145.35         0.00        0.00    12,055,317.33
PAX        7,562,882.00    6,055,724.55            0.00       24,878.94      24,878.94         0.00        0.00     5,666,302.27

----------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------    ---------------------------
Factor Information Per $1,000 of Original Face                                                              Pass-through Rates
---------------------------------------------------------------------------------------------------    ---------------------------
                                                                                                                    Current
                         Beginning                                                      Ending             Class      Pass-thru
Class     Cusip         Principal          Principal       Interest       Total        Principal                   Rate (%)
-----------------------------------------------------------------------------------------------------    -------------------------
A1       86359BKA8  894.68176663     22.79149855        3.68310660      26.47460515     871.89026808      A1         4.940000 %
A2       86359BKB6  894.68176665     22.79149855        3.66819525      26.45969380     871.89026810      A2         4.920000 %
A3       86359BKC4  894.68176667     22.79149833        3.66819500      26.45969333     871.89026833      A3         4.920000 %
B1       86359BKF7  997.83198273      0.36810467        4.10339326       4.47149793     997.46387807      B1         4.934770 %
B2       86359BKG5  997.83198218      0.36810448        4.10339314       4.47149762     997.46387770      B2         4.934770 %
B3       86359BKH3  997.83198398      0.36810458        4.10339237       4.47149694     997.46387940      B3         4.934770 %
B4       86359BKK6  997.83198398      0.36810458        4.10339237       4.47149694     997.46387940      B4         4.934770 %
B5       86359BKL4  997.83198551      0.36810435        4.10339420       4.47149855     997.46388116      B5         4.934770 %
B6       86359BKM2  997.83197876      0.36810299        4.10339306       4.47149605     997.46387577      B6         4.934770 %
R        86359BKJ9    0.00000000      0.00000000        0.00000000       0.00000000       0.00000000      R          4.934770 %
TOTALS              900.87071821     21.44608306        3.73125614      25.17733920     879.42463515

AX       86359BKD2  757.00029289      0.00000000        3.11000946       3.11000946     705.46437148      AX         4.930000 %
PAX      86359BKE0  800.71651918      0.00000000        3.28961102       3.28961102     749.22526492      PAX        4.930000 %
----------------------------------------------------------------------------------------------------    --------------------------

If there are any questions or comments, please contact the Relationship Manager listed below.

               -------------------------------------------------
                                  Ashia Miller
              JPMorgan Chase Bank - Structured Finance Services NY
                             4 NY Plaza 6th Fl.
                            New York, New York 10004
                              Tel: (212) 623-4481
                              Fax: (212) 623-5858
                       Email: ashia.n.miller@jpmorgan.com
               -------------------------------------------------

                              COLLATERAL GROUP ONE
Weighted Average Coupon Rate                                                                                   5.311268 %
Beginning Weighted Average Net Rate (Pass Through Rate)                                                        5.055268 %
Ending Weighted Average Net Rate (Pass Through Rate)                                                           5.049951 %
Beginning Loan Count                                                                                                3,783
Ending Loan Count                                                                                                   3,704
Beginning Scheduled Balance                                                                                777,023,472.53
Ending Scheduled Balance                                                                                   758,525,690.79
Scheduled Principal                                                                                            286,647.29
Unscheduled Principal                                                                                       18,211,134.45
Net Liquidation Proceeds                                                                                             0.00
Insurance Proceeds                                                                                                   0.00
Advances                                                                                                             0.00
Scheduled Interest                                                                                           3,439,150.12
Servicing Fee                                                                                                  161,879.89
Master Servicing Fee                                                                                                 0.00
Trustee Fee                                                                                                      3,885.12
Net Interest                                                                                                 3,273,385.11
Realized Loss Amount                                                                                                 0.00
Cumulative Realized Loss                                                                                             0.00
Cumulative Loss as a Percentage of Original Collateral                                                         0.000000 %
Bankruptcy Loss                                                                                                      0.00
Fraud Loss                                                                                                           0.00
Special Hazard Loss                                                                                                  0.00
Prepayment Penalties                                                                                            22,941.15
Relief Act Interest Shortfall                                                                                        0.00
Prepayment Interest Shortfall                                                                                        0.00

                         COLLATERAL AX and PAX Reporting
Beginning Adjusted Net Wac                                                                                         4.93 %
Ending Adjusted Net Wac                                                                                            4.93 %

AX Loans Beginning Balance                                                                                 508,335,977.52
AX Loans Ending Balance                                                                                    495,826,409.37
AX Loans Beginning Net Wac                                                                                     5.060228 %
AX Loans Ending Net Wac                                                                                        5.054636 %

PAX Loans Beginning Balance                                                                                268,687,495.01
PAX Loans Ending Balance                                                                                   262,699,281.42
PAX Loans Beginning Net Wac                                                                                    5.045884 %
PAX Loans Ending Net Wac                                                                                       5.041108 %

Sec. 4.03(ix)                            Number and Aggregate Principal Amounts of Mortgage Loans in Delinquency
                                          Group 1
                                                                                    Principal
                                         Category              Number                Balance               Percentage
                                         1 Month                        25             5,281,599.69                  0.70 %
                                         2 Month                         0                     0.00                  0.00 %
                                         3 Month                         3               618,636.61                  0.08 %
                                          Total                         28             5,900,236.30                  0.78 %
                                          Group Totals
                                                                                    Principal
                                         Category              Number                Balance               Percentage
                                         1 Month                        25             5,281,599.69                  0.70 %
                                         2 Month                         0                     0.00                  0.00 %
                                         3 Month                         3               618,636.61                  0.08 %
                                          Total                         28             5,900,236.30                  0.78 %

                                         Number and Aggregate Principal Amounts of Mortgage Loans in Foreclosure
                                          Group 1
                                                               Principal
                                          Number               Balance                Percentage
                                                    1              283,395.69                  0.04 %
                                         Group Totals
                                                               Principal
                                          Number               Balance                Percentage
                                                    1              283,395.69                  0.04 %

Sec. 4.03(x)                             Number and Aggregate Principal Amounts of REO Loans

                                          Group 1
                                                               Principal
                                          Number               Balance                Percentage
                                                    0                    0.00                  0.00 %
                                         Group Totals
                                                               Principal
                                          Number               Balance                Percentage
                                                    0                    0.00                  0.00 %
Fraud Loss Limit                                                                                            17,250,499.00
Bankruptcy Loss Limit                                                                                          286,588.00
Special Hazard Loss Limit                                                                                    8,625,250.00

Sec. 4.03(xii)                  AGGREGATE OUTSTANDING INTEREST SHORTFALLS

Class A1 Shortfall                                                                                                   0.00
Class A2 Shortfall                                                                                                   0.00
Class A3 Shortfall                                                                                                   0.00
Class AX Shortfall                                                                                                   0.00
Class PAX Shortfall                                                                                                  0.00
Class B1 Shortfall                                                                                                   0.00
Class B2 Shortfall                                                                                                   0.00
Class B3 Shortfall                                                                                                   0.00
Class B4 Shortfall                                                                                                   0.00
Class B5 Shortfall                                                                                                   0.00
Class B6 Shortfall                                                                                                   0.00
Class R Shortfall                                                                                                    0.00

                              Relief Act Shortfalls

Class A1 Relief Act Shortfall                                                                                        0.00
Class A2 Relief Act Shortfall                                                                                        0.00
Class A3 Relief Act Shortfall                                                                                        0.00
Class AX Relief Act Shortfall                                                                                        0.00
Class PAX Relief Act Shortfall                                                                                       0.00
Class B1 Relief Act Shortfall                                                                                        0.00
Class B2 Relief Act Shortfall                                                                                        0.00
Class B3 Relief Act Shortfall                                                                                        0.00
Class B4 Relief Act Shortfall                                                                                        0.00
Class B5 Relief Act Shortfall                                                                                        0.00
Class B6 Relief Act Shortfall                                                                                        0.00
Class R Relief Act Shortfall                                                                                         0.00
Total Relief Act                                                                                                     0.00

                         Prepayment Interest Shortfalls

Class A1 PPIS  Shortfall                                                                                         0.00
Class A2 PPIS  Shortfall                                                                                         0.00
Class A3 PPIS  Shortfall                                                                                         0.00
Class AX PPIS  Shortfall                                                                                         0.00
Class PAX PPIS  Shortfall                                                                                        0.00
Class B1 PPIS  Shortfall                                                                                         0.00
Class B2 PPIS  Shortfall                                                                                         0.00
Class B3 PPIS  Shortfall                                                                                         0.00
Class B4 PPIS  Shortfall                                                                                         0.00
Class B5 PPIS  Shortfall                                                                                         0.00
Class B6 PPIS  Shortfall                                                                                         0.00
Class R PPIS  Shortfall                                                                                          0.00

Total PPIS                                                                                                       0.00

Class A1 Basis Risk Shortfall                                                                                    0.00
Class A2 Basis Risk Shortfall                                                                                    0.00
Class A3 Basis Risk Shortfall                                                                                    0.00
Class R Basis Risk Shortfall                                                                                     0.00
Class B1 Basis Risk Shortfall                                                                                    0.00
Class B2 Basis Risk Shortfall                                                                                    0.00
Class B3 Basis Risk Shortfall                                                                                    0.00
Class B4 Basis Risk Shortfall                                                                                    0.00
Class B5 Basis Risk Shortfall                                                                                    0.00
Class B6 Basis Risk Shortfall                                                                                    0.00


Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.


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